UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): January 30, 2009

ROCK-TENN COMPANY
(Exact name of registrant as specified in its charter)

Georgia	1-12613	62-0342590
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Material Compensatory Plan, Contract or Arrangement.

On January 30, 2009, at the annual meeting of shareholders of Rock-Tenn Company (the “Company”), the Company’s shareholders adopted and approved Amendment Number Three to the Rock-Tenn Company 2004 Incentive Stock Plan (“Amendment Number Three”).  Amendment Number Three increases by 1,200,000 the number of shares of the Company’s Class A Common Stock, par value $.01 per share, available for equity awards under the plan, adds to the plan cash bonus incentives as awards that can be granted as alternatives to stock grants or stock unit grants, and adds additional performance goals to the plan that can be used as conditions to performance-based compensation awards granted pursuant to the plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY

Date:	February 5, 2009	By:	/s/ Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)